EXHIBIT 10.5


                 ELEVENTH AMENDMENT TO SERVICING PAYMENTS
                        LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT is executed and -- unless otherwise specified below -- effective as of September 15, 1994, between LOMAS MORTGAGE USA, INC., a Connecticut corporation (the "Company"), the banks listed on the signature pages of this amendment ("Banks"), and BANK ONE, TEXAS, N.A., as agent for Banks (in that capacity "Agent").

     The Company, Banks, and Agent have entered into the Servicing Payments Loan and Security Agreement dated as of February 11, 1992 (as amended through the date of this amendment and as further renewed, extended, amended, and restated, the "Loan Agreement"), providing for loans to the Company on a revolving basis up to $25,000,000 outstanding at any time. The Company has requested amendments to the Loan Agreement in order to amend certain recitals, to reduce the minimum Consolidated Net Worth covenant under the Loan Agreement, to increase the total Committed Sums to $30,000,000, and to add First Bank National Association as a Bank with a Committed Sum of $5,000,000. Accordingly, for adequate and sufficient consideration, the Company, Banks, and Agent agree as follows:

     1. Certain Definitions. Unless otherwise stated in this amendment (a) terms defined in the Loan Agreement have the same meanings when used in this amendment and (b) references to "Sections" and "Schedules" are to sections and schedules of or to the Loan Agreement.

     2.   Amendments.

          (a) Effective as of September 15, 1994, Recitals B(1) through (3) are amended in their entirety as follows:

          (1) under this agreement never exceeds $30,000,000, (2) the portions thereof (or GNMA Advances) made for Servicing Payments for GNMA I Pools or GNMA II Pools and Loan Packages never exceeds $15,000,000, and (3) the portion thereof made for Other Advances (as defined in this agreement) never exceeds $15,000,000.

          (b) Effective as of September 15, 1994, Section 2.1(b) is entirely amended as follows:

               (b) Upon the Company's Advance Request therefor, provided that (i) the Aggregate Advances may never exceed the lesser of the Aggregate Committed Sum and the Servicing Portfolio Value, (ii) the aggregate unpaid balance of GNMA Advances may never exceed $15,000,000, (iii) the aggregate unpaid balance of all Other Advances may never exceed $15,000,000, (iv) no Advance may exceed 95% of the aggregate Servicing Payments to be paid by or for the account of the Company with such Advance, (v) no Advance may be made to reimburse the Company for any Servicing Payments it has already made from its own funds, previous Advances, or otherwise,
          (vi) no Advance may be made during the five-day period under
          Section 2.7(d)(iii), and (vii) no Advance may be made on a day that is not a Business Day or on or after the Termination Date; and


          (c) Effective as of September 15, 1994, Section 2.11(a) is entirely amended as follows:

               (a) On September 15, 1994, the Company shall pay to Agent for First Bank National Association a facility fee of $2,604.17.

          (d) Effective as of June 30, 1994, Section 7.4 is entirely amended as follows:

          7.4 Consolidated Net Worth. Permit its Consolidated Net Worth to be less than the greater of either (i) the amount required by FHA, FHLMC, FNMA, VA, and GNMA at any and all times for maintaining the Company's status as an approved mortgagee, seller/servicer, or issuer, or (ii) $175,000,000.

          (e) Effective as of September 15, 1994, Schedule 1.1 is amended in its entirety -- and all references in the Loan Papers to it are changed to -- the attached Third Amended Schedule 1.1.

          (f) Effective as of September 15, 1994, Exhibit C is amended in its entirety -- and all references in the Loan Papers to it are changed to -- the attached Third Amended Exhibit C.

     3. Conditions Precedent. The foregoing is not effective unless (a) Agent receives counterparts of this amendment executed by the Company, Agent, and all Banks, (b) Agent receives an officer's certificate dated the effective date of this amendment, executed by the Company's Secretary or Assistant Secretary, certifying resolutions adopted by directors authorizing the transactions contemplated in this amendment, incumbency of officers, and changes to its charter or bylaws, if any, (c) First Bank National Association receives a Note dated the date of this amendment, executed by Borrower, payable to the order of First Bank National Association, and in the stated principal amount of $5,000,000, and (d) all of the representations and warranties -- in this amendment and in all other Loan Papers are true and correct as of -- as if made on -- the date of this amendment.

     4. Ratifications. This amendment modifies and supersedes all inconsistent terms and provisions of the Loan Papers, and, except as expressly modified and superseded by this amendment, the Loan Papers are ratified and confirmed and continue in full force and effect. The Company, Banks, and Agent agree that the Loan Papers as amended by this amendment continue to be legal, valid, binding, and enforceable in accordance with their respective terms. Without limiting the generality of the foregoing, the Company ratifies and confirms that all Liens (except as amended by this amendment) heretofore granted to Agent, on behalf of Banks, were intended to, do, and continue to secure the full payment and performance of the Obligations, and the Company agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional assignments, security agreements, modifications or amendments to any of the foregoing, and such other agreements, documents, and instruments as Agent or any Bank may reasonably request in order to perfect and protect those Liens and preserve and protect the rights of Agent and Banks in respect of all present and future Collateral.

      5. Representations and Warranties. The Company represents and warrants to Banks and Agent that (a) this amendment and the Loan Papers to be delivered under this amendment have been duly executed and delivered by the Company, (b) no action of, or filing with, any Tribunal is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by the Company of this amendment and the Loan Papers to be delivered under this amendment, (c) this amendment and the Loan Papers to be delivered under this amendment are valid and binding upon the Company and are enforceable against the Company in accordance with their respective terms, except as limited by the Bankruptcy Code of the United States of America and all other similar Laws affecting the rights of creditors generally, (d) the execution, delivery and performance by the Company of this amendment and the Loan Papers to be delivered under this amendment do not require the consent of any other Person and do not and will not constitute a violation of any laws, agreement, or understanding to which the Company is a party or by which the Company is bound, (e) the representations and warranties contained in the Loan Agreement, as amended by this amendment, are true and correct in all material respects except to the extent that (i) the representations and warranties speak to a specific date or (ii) the facts on which the representations and warranties were based have been changed by transactions contemplated or permitted by the Loan Agreement as of the date of this amendment, (f) as of the date of this amendment, no Event of Default or Potential Default has occurred and is continuing, and (g) no change in the financial condition or prospect of the Company which could reasonably be expected to be a Material Adverse Event has or will have occurred.

     6. References. All references in the Loan Papers to the "Loan Agreement" refer to the Loan Agreement as amended by this amendment, and, because this amendment is a "Loan Paper" referred to in the Loan Agreement, then the provisions relating to Loan Papers in Section 10 are incorporated in this amendment by reference, the same as if set forth verbatim in this amendment.

     7. Counterparts. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument.

     8. Parties Bound. This amendment binds and inures to the Company, Agent, each Bank, and, subject to Section 10.10, their respective successors and assigns.

     9. ENTIRETY. THIS AMENDMENT, THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                  REMAINDER OF PAGE INTENTIONALLY BLANK.
                         SIGNATURE PAGE(S) FOLLOW.

     EXECUTED as of the date first stated -- but effective as provided -- in this amendment.

Lomas Mortgage USA, Inc.           LOMAS MORTGAGE USA, INC., as the Company
1600 Viceroy Drive
Dallas, Texas  75235
Attn:    Paul D. Fletcher
         Senior Vice President
         and Assistant Treasurer   By /s/PAUL D. FLETCHER
                                      -------------------------------------
Telecopy: 214/879-7018                Paul D. Fletcher
                                      Senior Vice President and Treasurer


Fourth Floor, 1717 Main Street     BANK ONE, TEXAS, N.A.,
Mortgage Finance Group               as Agent and a Bank
Dallas, Texas  75201
Attn:    Kathleen C. Stewart,
         Vice President
Telecopy: 214/290-2275             By /s/KATHLEEN C. STEWART
                                      -------------------------------------
                                      Kathleen C. Stewart, Vice President


8333 Douglas Avenue                GUARANTY FEDERAL BANK, F.S.B.,
Dallas, Texas  75255                 as a Bank
Attn:    Abbie Y. Tidmore,
         Vice President
Telecopy: 214/360-1660             By /s/ABBIE Y. TIDMORE
                                      -------------------------------------
                                      Abbie Y. Tidmore, Vice President


Texas Commerce Bank National       TEXAS COMMERCE BANK NATIONAL
  Association                        ASSOCIATION, as a Bank
717 Travis Street
Houston, Texas  77002
Attn:    Carlotta M. Hudler,
         Vice President
Telecopy: 713/216-2082             By /s/CARLOTTA M. HUDLER
                                      -------------------------------------
                                      Carlotta M. Hudler, Vice President


First Bank Place,                  FIRST BANK NATIONAL ASSOCIATION,
2nd Floor MPFP0801                   as a Bank
601 Second Avenue South
Minneapolis, Minnesota  55402-4302
Attn:    Kathlyn K. Slater,
         Vice President
Telecopy: 612/973-0826             By /s/KATHLYN K. SLATER
                                      -------------------------------------
                                      Kathlyn K. Slater, Vice President

                        THIRD AMENDED SCHEDULE 1.1



               Payee                                        Principal

Bank One, Texas, N.A.                                      $10,000,000
Guaranty Federal Bank, F.S.B.                               $7,500,000
Texas Commerce Bank National Association                    $7,500,000
First Bank National Association                             $5,000,000
Total Commitment                                           $30,000,000

                          THIRD AMENDED EXHIBIT C

                              ADVANCE REQUEST

AGENT:         Bank One, Texas, N.A.         DATE:                   , 1994
                                                   ------------------
THE COMPANY:   Lomas Mortgage USA, Inc.

BANKS: Bank One, Texas, N.A., Guaranty Federal Bank, F.S.B. Texas Commerce Bank National Association, and First Bank National Association
- ---------------------------------------------------------------------------

     This request is delivered to Agent and each Bank under the Servicing Payments Loan and Security Agreement (as renewed, extended, and amended, the "Loan Agreement") dated as of February 11, 1992, among the Company, Banks, and Agent, all the defined terms of which have the same meanings when used herein.

     This request is an Advance Request for the one or more following Type or Types of Advances (collectively, the "Requested Advance"), in the aggregate amount of $________________, to be made on _______________________, 199__:

                        [check appropriate box(es)]

- -----     A GNMA I Advance to be disbursed $_______________ to Custodial
          Account No. _____________________ at Agent and
          $_____________________ by wire transfer to CPTA as set forth below, if applicable, in which event (i) the sum of the aggregate outstanding GNMA Advances, such portion of the Requested Advance, plus any other requested but unfunded GNMA Advances does not exceed $15,000,000 and (ii) such portion of the Requested Advance will be used solely to pay servicing payments for GNMA I Pools.

          Bank:               ________________________
          Fed Routing No:     ________________________
          Account Name:       ________________________
          Account No:         ________________________
          Contact:            ________________________

- -----     A GNMA II Advance to be disbursed $________________ to Custodial
          Account No. ________________ at Agent and $________________ by wire transfer to CPTA as set forth below, if applicable, in which event
          (i) the sum of the aggregate outstanding GNMA Advances, such portion of the Requested Advance, plus any other requested but unfunded GNMA Advances does not exceed $15,000,000 and (ii) such portion of the Requested Advance will be used solely to pay Servicing Payments for GNMA II Pools.

          Bank:               ________________________
          Fed Routing No:     ________________________
          Account Name:       ________________________
          Account No:         ________________________
          Contact:            ________________________

- -----     An Other Advance to be used to pay Servicing Payments in respect of
          FNMA Pools or FHLMC Pools, to be disbursed $_______________ to Custodial Account No. _____________________ at Agent and $________________ by wire transfer as set forth below, if applicable, in which event the sum of the aggregate outstanding
          Other Advances, such portion of the Requested Advance, plus any other requested but unfunded Other Advance does not exceed $15,000,000.

          Bank:               ________________________
          Fed Routing No:     ________________________
          Account Name:       ________________________
          Account No:         ________________________
          Contact:            ________________________

- -----     An Other Advance to be used to pay Servicing Payments in respect of securities backed by pools of mortgage loans serviced by the Company under Private Servicing Agreements to be disbursed $_____________ to Private Custodial Account No. ____________ at
          Agent and $______________ by wire transfer as set forth below, if applicable, in which event the sum of the aggregate outstanding
          Other Advances, such portion of the Requested Advance, plus any other requested but unfunded Other Advance does not exceed $15,000,000.

          Bank:               ________________________
          Fed Routing No:     ________________________
          Account Name:       ________________________
          Account No:         ________________________
          Contact:            ________________________

     Each Bank's Pro Rata part of the Requested Advance (stated both as a percentage of the Requested Advance and as a dollar amount) is as follows:


               Bank                Pro Rata Part

                                 % $
                                 % $
                                 % $
                                 % $
                                 % $

     Each Bank's Pro Rata Part of each Advance is to be directed, by no later than 2:00 p.m. Dallas time on the date the requested Advance is to be made, by wire transfer to Agent, for deposit into the Advance Account. Wiring instructions are as follows:


          Bank:               Bank One, Texas, N.A.
          Fed Routing No:     ABA 111 000 614
          Account Name:       Bank One P&I Account
          Account No:         0100104157
          Attention:          __________________

     The Company represents, warrants, and certifies to Agent and Banks that
(a) the foregoing statements are true and correct, (b) the sum of the Aggregate Advances, the Requested Advances, plus any other requested but unfunded Advance exceeds neither (i) the lesser of $30,000,000 and the Servicing Portfolio Value, nor (ii) 95% of the unreimbursed Servicing Payments (as of two days prior to the date hereof) paid or to be paid by or for the account of the Company therewith, all of which were or will be used solely for such purposes, (c) the Requested Advance (i) does not exceed 95% of the aggregate Servicing Payments to be paid by or for the account of the Company therewith and (ii) will be used solely for such purpose and not to reimburse the Company for any Servicing Payments it has already made from its own funds, previous Advances, or otherwise, (d) the Company has complied with all conditions under the Loan Papers for the Requested Advance, and (e) on and as of the date of this request and the date the Advance is requested to be made (i) the representations and warranties made in all of the Loan Papers are and will be true and correct in all material respects, (ii) no change in the financial condition or prospects of Company which could reasonably be expected to be a Material Adverse Event has or will have occurred, (iii) no Potential Default or Event of Default has or will have occurred and is or will be continuing, and (iv) all fees due and owing to Agent or any Bank under any Loan Paper have been paid.

                              LOMAS MORTGAGE USA, INC.


                              By
                                   ----------------------------------------
                              (Name)
                                        -----------------------------------
                              (Title)
                                        -----------------------------------